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[LOGO OF METLIFE INVESTORS]                                                                        SEND APPLICATION AND CHECK TO:
                                                                                           METLIFE INVESTORS USA INSURANCE COMPANY
Home Office Address (no correspondence)                                                      Policy Service Office: P.O. Box 10366
222 Delaware Avenue Suite 900 . Wilmington, DE 19899            VARIABLE ANNUITY                       Des Moines, Iowa 50306-0366
[MetLife Investors USA Variable Annuity Series S]                 APPLICATION                  FOR ASSISTANCE CALL: THE SALES DESK


PRODUCT SELECTION (PLEASE SELECT ONE)
[ ] Series S (Standard)      [ ] Series S with L-Share Option
ACCOUNT INFORMATION

1. ANNUITANT

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               [John               J.                Doe]
________________________________________________________________ Social           [123     -     45    -      6789]
Name          (First)           (Middle)            (Last)       Security Number _________   _________   _________________________

[123 Main Street Anytown            IL              60001]       Sex [X] M  [ ] F       Date of Birth  [4   / 12 / 58]
________________________________________________________________                                      ______ ____ ________________
Address      (Street)   (City)    (State)            (Zip)       Phone [(708)  123-4567]
                                                                       _____  ____________________________________________________
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
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________________________________________________________________ Social                           -           -
Name          (First)           (Middle)            (Last)       Security/Tax ID Number _________   _________   __________________

                                                                 Sex [ ] M  [ ] F  Date of Birth/Trust       /    /
________________________________________________________________                                       ______ ____ _______________
Address      (Street)   (City)    (State)            (Zip)       Phone (    )
                                                                       ______ ____________________________________________________
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3. JOINT OWNER
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________________________________________________________________ Social                    -           -
Name          (First)           (Middle)            (Last)       Security Number _________   _________   _________________________

                                                                 Sex [ ] M  [ ] F       Date of Birth       /    /
________________________________________________________________                                      ______ ____ ________________
Address      (Street)   (City)    (State)            (Zip)       Phone (    )
                                                                       ______ ____________________________________________________
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4. BENEFICIARY
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Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,          123 Main Street,  Anytown,  IL,               Wife,                234- 56- 7890                   100%]
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Primary Name                     Address                         Relationship         Social Security Number                %

                                                                                             -   -
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Primary Name                     Address                         Relationship         Social Security Number                %

                                                                                             -   -
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Contingent Name                  Address                         Relationship         Social Security Number                %

                                                                                             -   -
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Contingent Name                  Address                         Relationship         Social Security Number                %
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5. PLAN TYPE
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[X] NON-QUALIFIED
QUALIFIED
[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

Traditional IRA                                              SEP IRA                             Roth IRA
_______________                                              _______                             ________
[ ] Transfer                                                 [ ] Transfer                        [ ] Transfer
[ ] Rollover                                                 [ ] Rollover                        [ ] Rollover
[ ] Contribution - Year _________                            [ ] Contribution - Year _________   [ ] Contribution - Year _________
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
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6. PURCHASE PAYMENT
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Funding Source of Purchase Payment
__________________________________

[ ] 1035 Exchange       [ ] Check        [ ] Wire

Initial Purchase
Payment $     [10,000]
        ________________________________________________________
             Make Check Payable to MetLife Investors USA

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
  $5,000 Non-Qual./$2,000 Qual. - Series S (Standard)
  $10,000 Non-Qualified/Qualified - Series S with L-Share Option
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RIDERS

7. BENEFIT RIDERS (subject to state availability and age restrictions)
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These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   [LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected)
     [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)
     [ ] Single Life - Lifetime Withdrawal Guarantee (LWG)
     [ ] Joint Life - Lifetime Withdrawal Guarantee (LWG)
2)   DEATH BENEFIT RIDER
     Principal Protection (no additional charge)]
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COMMUNICATIONS

8. TELEPHONE TRANSFER
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I (We) authorize MetLife Investors USA Insurance Company (MetLife Investors USA) or any person authorized by MetLife Investors USA to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered
Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors USA will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following (check applicable boxes): [ ] Owner(s) [ ] Registered
Representative/Agent
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SIGNATURES

9. SPECIAL REQUESTS
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10. REPLACEMENTS
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Does the applicant have any existing life insurance policies or annuity contracts?                                  [ ] Yes [X] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?                      [ ] Yes [X] No

If "Yes," applicable disclosure and replacement forms must be attached.
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11. FRAUD STATEMENT & DISCLOSURE
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[ARKANSAS, LOUISIANA, AND NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed
Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE
RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE
AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

FLORIDA RESIDENTS ONLY: A PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY FILES A
STATEMENT OF CLAIM CONTAINING FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.]
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12. ACKNOWLEDGEMENT AND AUTHORIZATION
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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [MetLife Investors USA Separate Account A.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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                                                        [John J Doe, Owner]
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                                    (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


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                                                  (JOINT OWNER SIGNATURE & TITLE)


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                                           (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

                                                [Anytown,                   IL]
Signed at ________________________________________________________________________________________________________________________
                                                  (City)                  (State)

                                                        [November 11, 2000]
Date _____________________________________________________________________________________________________________________________
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13. AGENT'S REPORT
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Does the applicant have any existing life insurance policies or annuity contracts?                                  [ ] Yes [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?                      [ ] Yes [X] No
If "Yes", applicable disclosure and replacement forms must be attached.

                                                           [Richard Roe]
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                                                         AGENT'S SIGNATURE

                                                         [(312) 456-7890]
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                                                               Phone

                                                        [Richard Roe, #723]
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                                                      Agent's Name and Number

                                               [456 Main Street, Anytown, IL 60001]
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                                                     Name and Address of Firm

                                                              [#723]
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                                            State License ID Number[(Required for FL)]

                                                             [1234567]
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                                                       Client Account Number
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Home Office Program Information:
________________________________

Select one. Once selected, the option cannot be changed.

Option A ________________      Option B _________________
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